                          Rochester Portfolio Series
                           On behalf of its series,
                     Limited Term New York Municipal Fund
                  Supplement dated September 1, 2001 to the
                       Prospectus dated April 27, 2001

The Prospectus is changed by adding the following section in "About Your
Account - How to Buy Shares" before the sub-section entitled "How Can You Buy
Class A Shares?" on page 19:

      Effective September 1, 2001 through November 30, 2001, the
      Distributor will pay an additional sales concession of 0.50% on purchases of Class A shares and Class B shares and 0.25% on purchases of Class C shares by customers of A.G. Edwards & Sons,
      Inc., provided such purchases are accompanied by an Asset Builder
      Plan of at least $100.00 per month.  The additional payout will not be paid on any Asset Builder Plan purchases.

September 1, 2001                                     PS0355.007